UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2020

BROADSTONE NET LEASE, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-55774	26-1516177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Clinton Square, Rochester, New York	14604
(Address of principal executive offices)	(Zip Code)

(585) 287-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☒

Item 7.01        Regulation FD Disclosure

Suspension of Ongoing Private Offering

On January 10, 2020, Broadstone Net Lease, Inc. (the “Company”) issued a press release announcing its determination to suspend until further notice its ongoing private offering of shares of its common stock, par value of $0.001 per share (the “Ongoing Private Offering”). If the Company determines to reinstate the Ongoing Private Offering, the Company currently intends to file an additional Current Report on Form 8-K at such time. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Termination of Share Redemption Program

On January 10, 2020, pursuant to the terms of the Company’s Share Redemption Program (the “Redemption Program”), the Company issued a letter to its stockholders announcing its determination to terminate the Redemption Program, effective February 10, 2020. A copy of the letter to stockholders is attached hereto as Exhibit 99.2 and is incorporated by reference.

Termination of Distribution Reinvestment Plan

On January 10, 2020, pursuant to the terms of the Company’s Distribution Reinvestment Plan (the “DRIP”), the Company issued a letter to its stockholders announcing its determination to terminate the DRIP, effective February 10, 2020.  A copy of the letter to stockholders is attached hereto as Exhibit 99.2 and is incorporated by reference.

The information contained in this Item 7.01, including the information contained in the press release and letter to stockholders attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits

(d)Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated January 10, 2020
99.2	Letter to Stockholders, dated January 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE NET LEASE, INC.
/s/ John D. Moragne

Name: John D. Moragne Title: Executive Vice President, Chief Operating Officer, and Secretary

Date: January 10, 2020